                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                        ABBOTT LABORATORIES
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
ABBOTT LABORATORIES
          NOTICE OF
     ANNUAL MEETING
    OF SHAREHOLDERS
                AND
    PROXY STATEMENT
               1997

[ABBOTT LABORATORIES LOGO]
ABBOTT LABORATORIES
100 ABBOTT PARK ROAD
ABBOTT PARK, ILLINOIS 60064-3500 U.S.A.

COVER:

WHEN RECURRING HEADACHES CAUSED KAREN WILLICK TO MISS OUT ON MANY OF HER FAVORITE ACTIVITIES, HER NEUROLOGIST USED AN MRI SCAN OF HER BRAIN TO ENSURE AN ACCURATE DIAGNOSIS. TO PROVIDE A CLEAR IMAGE OF KAREN'S BRAIN, HER DOCTOR USED MAGNEVIST,-TM- AN MRI CONTRAST IMAGING AGENT DISTRIBUTED BY ABBOTT THROUGH A CO-PROMOTION AGREEMENT WITH BERLEX LABORATORIES, INC. THE IMAGING PROCEDURE ALLOWED THE DOCTOR TO ELIMINATE MANY POSSIBLE CAUSES OF KAREN'S HEADACHES AND PRESCRIBE AN EFFECTIVE TREATMENT REGIMEN. TODAY, KAREN IS FREE FROM HEADACHES AND ABLE TO ENJOY TIME WITH HER HUSBAND, PURSUE HER CAREER AND MAINTAIN A REGULAR AEROBIC EXERCISE SCHEDULE.

--------------------------------------------------------------------------------

YOUR VOTE
IS IMPORTANT

PLEASE SIGN AND PROMPTLY RETURN YOUR
PROXY IN THE ENCLOSED ENVELOPE.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

The Annual Meeting of the Shareholders of Abbott Laboratories will be held at the corporation's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois, on Friday, April 25, 1997 at 9:00 a.m. for the following purposes:

(1) To elect twelve directors to hold office until the next Annual Meeting or until their successors are elected (Item No. 1 on proxy card);

(2) To ratify the appointment of Arthur Andersen LLP as auditors of the corporation for 1997 (Item No. 2 on proxy card); and

(3) To transact such other business as may properly come before the meeting.

The board of directors recommends that you vote FOR Items 1 and 2 on the proxy card.

The close of business February 26, 1997 has been fixed as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Annual Meeting.

Admission to the meeting will be by admission card only. If you plan to attend, please complete and return the reservation form on the back cover, and an admission card will be sent to you.

By order of the board of directors.

JOSE M. DE LASA
SECRETARY
March 11, 1997

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
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ABBOTT LABORATORIES
PROXY STATEMENT

SOLICITATION OF PROXIES

The accompanying proxy is solicited on behalf of the board of directors for use at the Annual Meeting of Shareholders. The meeting will be held on April 25, 1997 at the corporation's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about March 11, 1997. The corporation will bear the cost of making solicitations from its shareholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. Proxies may also be solicited by mail or in person by directors, officers, or employees of the corporation and its subsidiaries. The corporation has also retained Georgeson & Company Inc. to aid in the solicitation of proxies, at an estimated cost of $14,000 plus reimbursement for reasonable out-of-pocket expenses.

--------------------------------------------------

VOTING SECURITIES AND RECORD DATE

Shareholders of record at the close of business on February 26, 1997 will be entitled to notice of, and to vote at, the Annual Meeting. As of January 31, 1997, the corporation had 774,437,884 outstanding common shares, which are the only outstanding voting securities.

--------------------------------------------------

VOTING OF PROXIES

A shareholder may vote in person, by a duly executed proxy, or through an authorized representative. The bylaws provide that a shareholder may authorize no more than three persons as proxies to attend and vote at the meeting. Proxies may be revoked at any time prior to the meeting. This may be done by written notice delivered to the secretary of the corporation, or by signing and delivering a proxy with a later date.

All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters. Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees as the shareholder desires. Nominees who receive the greatest number of votes will be elected.

Unless authority is withheld in accordance with instructions on the proxy, the persons named in the proxy will vote the shares covered by proxies they receive to elect the 12 nominees hereinafter named. These

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1
shares may be voted cumulatively so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all). Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the board of directors, or for fewer than 12 nominees if, in the judgment of the proxy holders, such action is necessary or desirable.

Where a shareholder has specified a choice for or against approval of the ratification of Arthur Andersen LLP as auditors, the shares represented by the proxy will be voted as specified. Where no choice has been specified, the proxy will be voted FOR ratification of Arthur Andersen LLP as auditors.

A majority of the outstanding shares, entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for consideration of such matter at the meeting. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the shareholders with respect to that matter. Abstentions and withheld votes have the effect of votes against a matter.

A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker or bank is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and, therefore, not entitled to vote on such matter, although these shares may be considered present and entitled to vote for other purposes. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting.

It is the corporation's policy that all proxies, ballots and voting tabulations that reveal how a particular shareholder has voted be kept confidential and not be disclosed except: (i) where disclosure may be required by law or regulation,
(ii) where disclosure may be necessary in order for the corporation to assert or defend claims, (iii) where a shareholder writes comments on his or her proxy card, (iv) where a shareholder expressly requests disclosure, (v) to allow the inspectors of election to certify the results of a vote, or (vi) in limited circumstances, such as a contested election or proxy solicitation not approved and recommended by the board of directors.

The inspectors of election and the tabulators of all proxies, ballots and voting tabulations that identify shareholders are independent and are not employees of the corporation.

The board of directors is not aware of any other issue which may properly be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

--------------------------------------------------

INFORMATION CONCERNING SECURITY OWNERSHIP

On January 31, 1997, the Abbott Laboratories Stock Retirement Trust, c/o Abbott Laboratories, 100 Abbott Park Road, Abbott Park, Illinois 60064-3500, held 60,423,224 common shares (approximately 7.8 percent of the outstanding common shares) of the corporation. These shares were held for the individual accounts of approximately 37,342 employees and other plan participants who participate in the Abbott Laboratories Stock Retirement Plan. The Stock Retirement Trust is administered by both a trustee and three co-trustees. The trustee of the Trust is Putnam Fiduciary Trust Company. The co-trustees are G. P. Coughlan, T. C. Freyman, and E. M. Walvoord, officers of the corporation. The voting power with respect to the shares owned by the Trust is held by and shared among the co-trustees. The co-trustees must solicit and follow voting instructions from the participants, if the co-trustees determine that a matter to be voted on at a shareholder meeting could materially affect the interests of participants. The individual participants have investment power over these shares, as provided by the terms of the Trust. The Trust Agreement is of unlimited duration. The co-trustees are also fiduciaries for certain other employee benefit trusts maintained by the corporation and have shared voting and/or investment power with respect to the 209,652 common shares (approximately .03 percent of the outstanding shares of the corporation) held by those trusts.

--------------------------------------------------

COMMITTEES OF THE BOARD OF DIRECTORS

The board of directors, which held seven meetings in 1996, has four committees established in the corporation's bylaws: the executive committee, audit committee, compensation committee, and nominations and board affairs committee.

The executive committee, whose members are D. L. Burnham, chairman, H. L. Fuller, W. D. Smithburg, J. R. Walter, and W. L. Weiss, did not hold any meetings in 1996. This committee may exercise all the authority of the board in the management of the corporation, except for matters expressly reserved by law for board action.

The audit committee, whose members are J. R. Walter, chairman, K. F. Austen, D.
A. Jones, D. A. L. Owen, B. Powell, Jr., and W. A. Reynolds, held two meetings in 1996. This committee provides advice and assistance regarding accounting, auditing, and financial reporting

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                                                                               2
practices of the corporation. Each year, it recommends to the board a firm of independent public accountants to serve as auditors. The audit committee reviews with such auditors the scope and results of their audit, fees for services, and independence in servicing the corporation. The committee also meets with the corporation's internal auditors to evaluate the effectiveness of the work they perform.

The compensation committee, whose members are W. D. Smithburg, chairman, H. L. Fuller, A. F. Jacobson, A. B. Rand, and W. L. Weiss held two meetings in 1996. This committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs.

The nominations committee held two meetings in 1996. In December of 1996, the nominations committee assumed the functions previously performed by the board affairs committee and was renamed the nominations and board affairs committee. The members of this committee are W. A. Reynolds, chairman, K. F. Austen, D. A. Jones, D. A. L. Owen, B. Powell, Jr., and A. B. Rand. This committee develops general criteria regarding the qualifications and selection of board members and officers, recommends candidates for such positions to the board of directors, and advises the board of directors with respect to the conduct of board activities, including assisting the board in the evaluation of the board's own performance. A shareholder may recommend persons as potential nominees for director or directly nominate persons for director by complying with the procedures on page 14.

The board affairs committee, whose members were W. L. Weiss, chairman, K. F. Austen, H. L. Fuller, A. F. Jacobson, and D. A. Jones, held one meeting in 1996. This committee was responsible for advising the board of directors with respect to the conduct of board activities. In cooperation with the nominations committee, it assisted the board in the evaluation of the board's own performance. Its functions have been assumed by the nominations and board affairs committee.

The average attendance of all directors at board and committee meetings in 1996 was 91 percent. B. Powell, Jr. attended 73 percent of the total number of board meetings and meetings held by the committees on which he served.

--------------------------------------------------

INFORMATION CONCERNING NOMINEES FOR DIRECTORS
(ITEM NO. 1 ON PROXY CARD)

Twelve directors are to be elected to hold office until the next Annual Meeting or until their successors are elected. All of the nominees are currently serving as directors. A. F. Jacobson is not standing for reelection.

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3

----------------------------------------------------

NOMINEES FOR ELECTION AS DIRECTORS

                          K. FRANK AUSTEN, M.D.                 AGE 68                 DIRECTOR SINCE 1983
                          PROFESSOR OF MEDICINE, HARVARD MEDICAL SCHOOL, BOSTON, MASSACHUSETTS
   [PHOTO1]               DR. AUSTEN IS THE THEODORE B. BAYLES PROFESSOR OF MEDICINE ON THE FACULTY OF
                          HARVARD MEDICAL SCHOOL. DR. AUSTEN IS A DIRECTOR OF HUMANA INC., A TRUSTEE OF
                          AMHERST COLLEGE AND A MEMBER OF THE NATIONAL ACADEMY OF SCIENCES AND OF THE
                          AMERICAN ACADEMY OF ARTS AND SCIENCES. HE HAS SERVED AS PRESIDENT OF THE AMERICAN
                          ASSOCIATION OF IMMUNOLOGISTS, THE AMERICAN ACADEMY OF ALLERGY AND IMMUNOLOGY, AND
                          THE ASSOCIATION OF AMERICAN PHYSICIANS.

                          DUANE L. BURNHAM                  AGE 55                  DIRECTOR SINCE 1985
                          CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, ABBOTT LABORATORIES
   [PHOTO2]               MR. BURNHAM JOINED ABBOTT IN 1982. HE WAS ELECTED VICE CHAIRMAN IN 1986, CHIEF
                          EXECUTIVE OFFICER IN 1989, AND CHAIRMAN OF THE BOARD IN 1990. MR. BURNHAM
                          RECEIVED BOTH HIS UNDERGRADUATE AND M.B.A. DEGREES FROM THE UNIVERSITY OF
                          MINNESOTA. HE SERVES AS A DIRECTOR OF NCR CORPORATION, SARA LEE CORPORATION,
                          EVANSTON HOSPITAL CORPORATION, THE LYRIC OPERA OF CHICAGO, AND THE HEALTHCARE
                          LEADERSHIP COUNCIL; AS A TRUSTEE OF NORTHWESTERN UNIVERSITY AND THE MUSEUM OF
                          SCIENCE AND INDUSTRY; AS A MEMBER OF THE BUSINESS ROUNDTABLE; AND AS CHAIRMAN OF
                          THE EMERGENCY COMMITTEE FOR AMERICAN TRADE.

                          H. LAURANCE FULLER                   AGE 58                   DIRECTOR SINCE 1988
                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER, AMOCO CORPORATION, CHICAGO, ILLINOIS
   [PHOTO3]               (INTEGRATED PETROLEUM AND CHEMICALS COMPANY)
                          MR. FULLER WAS ELECTED PRESIDENT OF AMOCO CORPORATION IN 1983 AND CHAIRMAN AND
                          CHIEF EXECUTIVE OFFICER IN 1991. HE IS A MEMBER OF AMOCO CORPORATION'S EXECUTIVE
                          COMMITTEE AND HAS BEEN A DIRECTOR OF AMOCO SINCE 1981, WHEN HE BECAME EXECUTIVE
                          VICE PRESIDENT. FROM 1978 UNTIL 1981, MR. FULLER WAS PRESIDENT OF AMOCO OIL
                          COMPANY, WHICH WAS RESPONSIBLE FOR AMOCO CORPORATION'S PETROLEUM REFINING,
                          MARKETING, AND TRANSPORTATION OPERATIONS. HE IS A DIRECTOR OF THE CHASE MANHATTAN
                          CORPORATION AND THE CHASE MANHATTAN BANK, N.A., MOTOROLA, INC., THE AMERICAN
                          PETROLEUM INSTITUTE, AND THE REHABILITATION INSTITUTE OF CHICAGO; AND A TRUSTEE
                          OF THE ORCHESTRAL ASSOCIATION AND NORTHWESTERN UNIVERSITY.

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


                            THOMAS R. HODGSON                  AGE 55                  DIRECTOR SINCE 1985
                            PRESIDENT AND CHIEF OPERATING OFFICER, ABBOTT LABORATORIES
   [PHOTO4]                 MR. HODGSON JOINED ABBOTT IN 1972. HE WAS ELECTED EXECUTIVE VICE PRESIDENT IN 1985, AND
                            PRESIDENT AND CHIEF OPERATING OFFICER IN 1990. MR. HODGSON HAS A B.S. DEGREE FROM PURDUE
                            UNIVERSITY, AN M.S.E. DEGREE IN CHEMICAL ENGINEERING FROM THE UNIVERSITY OF MICHIGAN, AN
                            M.B.A. DEGREE FROM HARVARD BUSINESS SCHOOL, AND WAS AWARDED AN HONORARY DOCTORATE OF
                            ENGINEERING FROM PURDUE UNIVERSITY. HE SERVES AS TRUSTEE OF RUSH-PRESBYTERIAN-ST. LUKE'S
                            MEDICAL CENTER AND ON THE ENGINEERING VISITING COMMITTEE AT PURDUE UNIVERSITY.

                            DAVID A. JONES                    AGE 65                    DIRECTOR SINCE 1982
                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER, HUMANA INC., LOUISVILLE, KENTUCKY (HEALTH PLAN
   [PHOTO5]                 BUSINESS)
                            MR. JONES IS CO-FOUNDER OF HUMANA INC. AND HAS BEEN CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                            SINCE ITS ORGANIZATION IN 1961. HE RECEIVED A B.S. DEGREE FROM THE UNIVERSITY OF
                            LOUISVILLE AND A J.D. DEGREE FROM YALE UNIVERSITY.

                            THE RT. HON. LORD OWEN CH              AGE 58              DIRECTOR SINCE 1996
                            PHYSICIAN, POLITICIAN, AND BUSINESSMAN, LONDON, UNITED KINGDOM
   [PHOTO6]                 DAVID OWEN IS A BRITISH SUBJECT. HE WAS A NEUROLOGIST AND RESEARCH FELLOW ON THE MEDICAL
                            UNIT OF ST. THOMAS' HOSPITAL, LONDON FROM 1965 THROUGH 1968. HE SERVED AS A MEMBER OF
                            PARLIAMENT FOR PLYMOUTH IN THE HOUSE OF COMMONS FROM 1966 UNTIL HE RETIRED IN MAY OF 1992.
                            IN 1992 HE WAS CREATED A LIFE PEER AND WAS MADE A MEMBER OF THE HOUSE OF LORDS. IN AUGUST
                            OF 1992, THE EUROPEAN UNION, AS PART OF ITS PEACE SEEKING EFFORTS IN THE BALKANS,
                            APPOINTED HIM CO-CHAIRMAN OF THE INTERNATIONAL CONFERENCE ON FORMER YUGOSLAVIA. HE STEPPED
                            DOWN FROM THAT POST IN JUNE OF 1995. LORD OWEN WAS SECRETARY FOR FOREIGN AND COMMONWEALTH
                            AFFAIRS FROM 1977 TO 1979 AND MINISTER OF HEALTH FROM 1974 TO 1976. HE IS CURRENTLY A
                            DIRECTOR OF COATS VIYELLA PLC AND EXECUTIVE CHAIRMAN OF MIDDLESEX HOLDINGS PLC.

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

                            BOONE POWELL, JR.                   AGE 60                   DIRECTOR SINCE 1985
                            PRESIDENT AND CHIEF EXECUTIVE OFFICER, BAYLOR HEALTH CARE SYSTEM AND BAYLOR UNIVERSITY
   [PHOTO7]                 MEDICAL CENTER, AND VICE PRESIDENT, BAYLOR UNIVERSITY, DALLAS, TEXAS
                            MR. POWELL HAS BEEN ASSOCIATED WITH BAYLOR UNIVERSITY MEDICAL CENTER SINCE 1980 WHEN HE
                            WAS NAMED PRESIDENT AND CHIEF EXECUTIVE OFFICER. PRIOR TO JOINING BAYLOR, HE WAS PRESIDENT
                            OF HENDRICK MEDICAL CENTER IN ABILENE, TEXAS. MR. POWELL SERVES AS AN ACTIVE MEMBER OF
                            VOLUNTARY HOSPITALS OF AMERICA. HE IS A DIRECTOR OF COMERICA BANK-TEXAS, PHYSICIAN
                            RELIANCE NETWORK AND CABLE HEALTHCARE AND A FELLOW OF THE AMERICAN COLLEGE OF HEALTH CARE
                            EXECUTIVES. MR. POWELL IS A GRADUATE OF BAYLOR UNIVERSITY. HE RECEIVED A MASTER'S DEGREE
                            IN HOSPITAL ADMINISTRATION FROM THE UNIVERSITY OF CALIFORNIA.

                            ADDISON BARRY RAND                  AGE 52                  DIRECTOR SINCE 1992
                            EXECUTIVE VICE PRESIDENT, XEROX CORPORATION, STAMFORD, CONNECTICUT (DOCUMENT PROCESSING,
   [PHOTO8]                 INSURANCE AND FINANCIAL SERVICES COMPANY)
                            MR. RAND JOINED XEROX CORPORATION IN 1968. HE WAS ELECTED A CORPORATE OFFICER IN 1985,
                            NAMED PRESIDENT OF THE COMPANY'S U.S. MARKETING GROUP IN 1986, AND APPOINTED TO HIS
                            PRESENT POSITION IN 1992. MR. RAND EARNED A BACHELOR'S DEGREE FROM AMERICAN UNIVERSITY AND
                            MASTER'S DEGREES IN BUSINESS ADMINISTRATION AND MANAGEMENT SCIENCES FROM STANFORD
                            UNIVERSITY. HE HAS ALSO BEEN AWARDED SEVERAL HONORARY DOCTORATE DEGREES. MR. RAND SERVES
                            AS A DIRECTOR OF AMERITECH CORPORATION AND HONEYWELL, INC. HE IS ALSO A MEMBER OF THE
                            BOARD OF OVERSEERS OF THE ROCHESTER PHILHARMONIC ORCHESTRA AND A MEMBER OF THE STANFORD
                            UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADVISORY COUNCIL. IN 1993 HE WAS ELECTED TO THE
                            NATIONAL SALES/MARKETING HALL OF FAME.

                            W. ANN REYNOLDS, PH.D.                AGE 59                DIRECTOR SINCE 1980
                            CHANCELLOR, THE CITY UNIVERSITY OF NEW YORK, NEW YORK, NEW YORK
   [PHOTO9]                 DR. REYNOLDS WAS APPOINTED CHANCELLOR OF THE CITY UNIVERSITY OF NEW YORK IN 1990, AFTER
                            SERVING AS CHANCELLOR OF THE CALIFORNIA STATE UNIVERSITY SINCE 1982. PRIOR TO THAT, DR.
                            REYNOLDS SERVED AS CHIEF ACADEMIC OFFICER OF OHIO STATE UNIVERSITY AND ASSOCIATE VICE
                            CHANCELLOR FOR RESEARCH AND DEAN OF THE GRADUATE COLLEGE OF THE UNIVERSITY OF ILLINOIS
                            MEDICAL CENTER. SHE ALSO HELD APPOINTMENTS AS PROFESSOR OF ANATOMY, RESEARCH PROFESSOR OF
                            OBSTETRICS AND GYNECOLOGY, AND ACTING ASSOCIATE DEAN FOR ACADEMIC AFFAIRS AT THE
                            UNIVERSITY OF ILLINOIS COLLEGE OF MEDICINE. DR. REYNOLDS IS A GRADUATE OF EMPORIA STATE
                            UNIVERSITY (KANSAS) AND HOLDS M.S. AND PH.D. DEGREES IN ZOOLOGY FROM THE UNIVERSITY OF
                            IOWA. SHE IS ALSO A DIRECTOR OF HUMANA INC., MAYTAG CORPORATION, AND OWENS-CORNING
                            FIBERGLAS CORP.

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

                            WILLIAM D. SMITHBURG                 AGE 58                 DIRECTOR SINCE 1982
                            CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER, THE QUAKER OATS COMPANY, CHICAGO,
  [PHOTO10]                 ILLINOIS (WORLDWIDE FOOD MANUFACTURER AND MARKETER OF BEVERAGES AND GRAIN-BASED PRODUCTS)
                            MR. SMITHBURG JOINED QUAKER OATS IN 1966 AND BECAME PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            IN 1981, AND CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN 1983 AND ALSO SERVED AS PRESIDENT
                            FROM NOVEMBER 1990 TO JANUARY 1993 AND AGAIN FROM NOVEMBER 1995. MR. SMITHBURG WAS ELECTED
                            TO THE QUAKER BOARD IN 1978 AND SERVES ON ITS EXECUTIVE COMMITTEE. HE IS ALSO A DIRECTOR
                            OF NORTHERN TRUST CORPORATION, CORNING INCORPORATED, AND PRIME CAPITAL CORP. HE IS A
                            MEMBER OF THE BOARD OF TRUSTEES OF NORTHWESTERN UNIVERSITY. MR. SMITHBURG EARNED A B.S.
                            DEGREE FROM DEPAUL UNIVERSITY AND AN M.B.A. DEGREE FROM NORTHWESTERN UNIVERSITY.

                            JOHN R. WALTER                    AGE 50                    DIRECTOR SINCE 1990
                            PRESIDENT AND CHIEF OPERATING OFFICER, AT&T CORPORATION, BASKING RIDGE, NEW JERSEY
  [PHOTO11]                 (TELECOMMUNICATIONS COMPANY)
                            IN OCTOBER 1996, MR. WALTER WAS NAMED PRESIDENT AND CHIEF OPERATING OFFICER OF AT&T
                            CORPORATION. PRIOR TO THAT TIME, MR. WALTER WAS CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF R.
                            R. DONNELLEY & SONS COMPANY, A PRINTING COMPANY. MR. WALTER JOINED R.R. DONNELLEY & SONS
                            COMPANY IN 1969 AND WAS NAMED GROUP PRESIDENT IN 1985 AND EXECUTIVE VICE PRESIDENT IN
                            1986. HE WAS ELECTED PRESIDENT IN 1987 AND CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE
                            OFFICER IN 1989. MR. WALTER WAS ELECTED TO THE DONNELLEY BOARD IN 1987 AND SERVED ON ITS
                            BOARD UNTIL OCTOBER OF 1996. HE HOLDS A BACHELOR'S DEGREE FROM MIAMI UNIVERSITY OF OHIO.
                            MR. WALTER SERVES AS A DIRECTOR OF AT&T CORPORATION, DAYTON HUDSON CORPORATION, DEERE &
                            COMPANY, AND AS A TRUSTEE OF THE ORCHESTRAL ASSOCIATION AND NORTHWESTERN UNIVERSITY.

                            WILLIAM L. WEISS                   AGE 67                   DIRECTOR SINCE 1984
                            CHAIRMAN EMERITUS, AMERITECH CORPORATION, CHICAGO, ILLINOIS (TELECOMMUNICATIONS COMPANY)
  [PHOTO12]                 ON JANUARY 1, 1984, MR. WEISS BECAME CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF AMERITECH
                            CORPORATION AND SERVED IN THAT CAPACITY UNTIL JANUARY 1994 WHEN HE WAS NAMED CHAIRMAN OF
                            THE BOARD. HE HAS BEEN CHAIRMAN EMERITUS SINCE MAY 1994. PRIOR TO THAT, HE WAS CHAIRMAN
                            AND CHIEF EXECUTIVE OFFICER (1982-83) AND PRESIDENT AND CHIEF EXECUTIVE OFFICER (1981-82)
                            OF ILLINOIS BELL TELEPHONE COMPANY. PREVIOUSLY, HE WAS PRESIDENT OF INDIANA BELL TELEPHONE
                            COMPANY (1978-81) AND SERVED IN VARIOUS OTHER CAPACITIES WITH THE BELL SYSTEM. MR. WEISS
                            IS A DIRECTOR OF THE QUAKER OATS COMPANY, MERRILL LYNCH & CO., INC., AND TENNECO
                            CORPORATION. HE IS ALSO A TRUSTEE OF NORTHWESTERN UNIVERSITY, THE PENNSYLVANIA STATE
                            UNIVERSITY, THE ORCHESTRAL ASSOCIATION, THE LYRIC OPERA OF CHICAGO, AND THE MUSEUM OF
                            SCIENCE AND INDUSTRY.

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EXECUTIVE COMPENSATION

Report of the Compensation Committee

The compensation committee of the board of directors is composed entirely of directors who have never been employees of the corporation. The committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs.

The foundation of the executive compensation program is based on principles designed to align compensation with the corporation's business strategy, values and management initiatives. The program:

    - Integrates compensation programs which link total shareholder return with both the corporation's annual and long-term strategic planning and measurement processes.

    - Supports a performance-oriented environment that rewards actual performance that is related to both goals and performance of the corporation as compared to that of industry performance levels.

    - Helps attract and retain key executives critical to the long-term success of the corporation.

The key components of the compensation program are base salary, annual incentive award, and equity participation. These components are administered with the goal of providing total compensation that is competitive in the marketplace, recognizes meaningful differences in individual performance and offers the opportunity to earn above average rewards when merited by individual and corporate performance.

The marketplace is defined by comparing the corporation to a group of major corporations with similar characteristics, including industry and technology emphasis. These companies are included in the Standard and Poor's Healthcare Composite Index. A select group of non-healthcare companies chosen for size and performance comparability to the corporation is used as a secondary source of comparison.

Using compensation survey data from the comparison groups, a target for total compensation and each of its elements -- base, incentive, and equity-based compensation -- is established. The intent is to deliver total compensation that will be in the upper range of pay practices of peer companies when merited by the corporation's performance. To achieve this objective, a substantial portion of executive pay is delivered through performance-related variable compensation programs which are based upon achievement of the corporation's goals. Each year the committee reviews the elements of executive compensation to ensure that the total compensation program, and each of its elements, meets the overall objectives discussed above.

In 1996, total compensation was paid to executives based on individual performance and on the extent to which the business plans for their areas of responsibility were achieved or exceeded. On balance, performance goals were substantially met or exceeded and therefore compensation was paid accordingly.

Base compensation was determined by an assessment of each executive's performance, current salary in relation to the salary range designated for the job, experience, and potential for advancement as well as by the performance of the corporation. While many aspects of performance can be measured in financial terms, the committee also evaluated the success of the management team in areas of performance that cannot be measured by traditional accounting tools, including the development and execution of strategic plans, the development of management and employees, and the exercise of leadership within the industry and in the communities that Abbott serves. All of these factors were collectively taken into account by management and the compensation committee in determining the appropriate level of base compensation and annual increases.

The Abbott Management Incentive Plan is designed to reward executives when the corporation achieves certain financial objectives and when each executive's area of responsibility meets its predetermined goals. These goals include financial elements such as profitability, total sales, and earnings per share and non-financial elements such as the achievement of selected strategic goals and the successful development of human resources. Each year, individual incentive targets are established for incentive plan participants based on competitive survey data from the group of companies discussed above. As noted above, targets are set to deliver total compensation between the mid and upper range of competitive practice as warranted by corporate performance. For 1996, 40% of the target award was earned for achievement of the corporation's earning per share goal. The remainder of the targeted incentive was earned based on the committee's overall assessment of each participant's achievement of the predetermined goals discussed above.

The corporation has provided forms of equity participation as a key part of its total program for motivating and rewarding executives and managers for many years. Grants of stock options and restricted stock

--------------------------------------------------------------------------------
have provided an important part of the equity link to shareholders. Through these vehicles, the corporation has encouraged its executives to obtain and hold the corporation's stock. Targeted award ranges for stock options and restricted stock opportunities are determined taking into account competitive practice among the comparison companies noted above. Equity participation targets are set based on established salary ranges and level of performance. As noted above, the target ranges are established such that equity participation opportunities will be in the mid-to-upper range of pay practices of peer companies when merited by corporation and individual performance.

Actual individual awards are determined based on the established competitive target range and the committee's overall assessment of individual performance. The committee considers the amounts of options and restricted stock previously granted and the aggregate size of current awards in deciding to award additional options and restricted stock.

In 1996, the committee granted Mr. Burnham, the corporation's Chairman and Chief Executive Officer, a base salary increase of 3.5% which was consistent with the corporation's established merit increase program. As reflected in the corporation's financial statements, Abbott's performance in 1996 included 10.0% growth in sales and 13.7% growth in earnings per share. In light of this performance and their overall assessment of his performance, the committee determined to grant Mr. Burnham a bonus, stock option grant and restricted stock.

It is the committee's policy to establish and maintain compensation programs for executive officers which operate in the best interests of the corporation and its stockholders in achieving the corporation's long-term business objectives. To that end, the committee will continue to assess the impact of the Omnibus Budget Reconciliation Act of 1993 on its executive compensation strategy and take action to assure that appropriate levels of deductibility are maintained.

COMPENSATION COMMITTEE

W. D. Smithburg, chairman, H. L. Fuller, A. F. Jacobson, A. B. Rand, and W. L. Weiss.

--------------------------------------------------------------------------------
9

--------------------------------------------------------------------------------

Summary Compensation Table

The following table summarizes compensation earned in 1996, 1995, and 1994 by the Chief Executive Officer and the four other most highly paid executive officers (the "named officers") in 1996.

                                              Annual Compensation         Long-term Compensation
                                       ---------------------------------  ----------------------
                                                                Other     Restricted    Securities
                                                                Annual       Stock      Underlying   All Other
Name and                                Salary                 Compen-     Award(s)     Options/     Compen-
Principal Position               Year     ($)     Bonus ($)   sation ($)    ($)(1)      SARs (#)  sation ($)(3)
---------------------------------------------------------------------------------------------------------------
Duane L. Burnham                 1996  $846,923   $1,055,000  $ 518,747   $1,310,625(2) 210,000   $    30,013
Chairman of the Board,           1995   818,269    1,000,000    413,422          0      195,000        26,987
Chief Executive Officer and
Director                         1994   794,269      800,000    207,556          0      195,000        25,471
---------------------------------------------------------------------------------------------------------------
Thomas R. Hodgson                1996   606,554      755,000    148,555    733,950(2)   132,000        22,179
President,                       1995   585,919      725,000    109,061          0      130,000        19,941
Chief Operating Officer and
Director                         1994   569,438      650,000     58,311          0      130,002        18,847
---------------------------------------------------------------------------------------------------------------
Paul N. Clark                    1996   378,654      440,000      1,156          0       50,000        15,119
Senior Vice President,           1995   361,692      415,000        875          0       40,000        13,032
Pharmaceutical Operations        1994   342,692      390,000      1,100          0            0        10,920
---------------------------------------------------------------------------------------------------------------
Gary P. Coughlan                 1996   430,384      430,000    137,999          0       50,000        14,863
Senior Vice President,           1995   416,923      400,000    104,237          0       40,000        13,399
Finance and Chief Financial
Officer                          1994   406,923      380,000     40,684          0            0        12,715
---------------------------------------------------------------------------------------------------------------
John G. Kringel                  1996   375,865      405,000     98,453          0       50,000        13,404
Senior Vice President,           1995   363,365      365,000     85,810          0       40,000        12,062
Hospital Products                1994   352,692      350,000     25,276          0            0        11,383
---------------------------------------------------------------------------------------------------------------

TABLE FOOTNOTES

(1) The number and value of restricted shares held, respectively, as of December 31, 1996 were as follows: D. L. Burnham - 54,000/$2,740,500; T. R. Hodgson - 32,800/$1,664,600; P. N. Clark - 9,600/$487,200; G. P. Coughlan -
     9,600/$487,200; and J.  G. Kringel -  9,600/$487,200. The officers  receive all dividends paid on these shares.

(2) The number of shares covered by these awards are 30,000 for D. L. Burnham and 16,800 for T. R. Hodgson. These awards vest in three equal installments on January 2, 1997, January 2, 1998, and January 4, 1999.

(3) Employer contributions made to the Stock Retirement Plan and made or accrued with respect to the 401(k) Supplemental Plan.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Stock Options

The following tables summarize the named officers' stock option activity during 1996.

                     Option/SAR Grants in Last Fiscal Year

                                        Individual Grants
--------------------------------------------------------------------------------------------------   Potential Realizable Value at
                                                 % of Total                                          Assumed Annual Rates of Stock
                                               Options/ SARs                                         Price Appreciation for Option
                      Number of Securities       Granted to                                                    Term (2):
                      Underlying Options/       Employees in       Exercise or Base     Expiration  --------------------------------
Name                  SARs Granted (#)(1)       Fiscal Year          Price ($/Sh.)         Date              5% ($)          10% ($)
------------------------------------------------------------------------------------------------------------------------------------
Duane L. Burnham             210,000                 3.4%                $43.70           2/9/06         $5,771,369      $14,625,770
------------------------------------------------------------------------------------------------------------------------------------
Thomas R. Hodgson            132,000                 2.2                  43.70           2/9/06          3,627,718        9,193,341
------------------------------------------------------------------------------------------------------------------------------------
Paul N. Clark                 50,000                 0.8                  43.70           2/9/06          1,374,136        3,482,326
------------------------------------------------------------------------------------------------------------------------------------
Gary P. Coughlan              50,000                 0.8                  43.70           2/9/06          1,374,136        3,482,326
------------------------------------------------------------------------------------------------------------------------------------
John G. Kringel               50,000                 0.8                  43.70           2/9/06          1,374,136        3,482,326
------------------------------------------------------------------------------------------------------------------------------------

Gain for all
Shareholders at
Assumed Rates for
Appreciation (3):                                                                                   $24,717,647,734  $62,639,317,111
---------------------------------------------------------------------------------------------------------------------------------

TABLE FOOTNOTES

(1) One-third of the shares covered by these options are exercisable after one year; two-thirds after two years; and all after three years. Limited stock appreciation rights have been granted in tandem with these options. These rights are only exercisable for sixty days following a change in control of the corporation. Upon exercise, the optionee must surrender the related option and will receive a payment, in cash, in an amount equal to the difference between the option's price and the fair market value of the shares subject to the option.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, of the stock price.

(3) Amounts were determined using total shares outstanding at December 31, 1996 of 774,449,226 and December 31, 1996 closing market price of $50.75 per share.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-end Option/SAR Values

                                                                 Number of Securities
                                                                      Underlying         Value of Unexercised
                                                                     Unexercised             In-the-Money
                                                                   Options/SARs at          Options/SARs at
                                                                      FY-end (#)              FY-end ($)
                                Shares Acquired      Value           Exercisable/            Exercisable/
Name                            on Exercise (#)   Realized ($)      Unexercisable            Unexercisable
---------------------------------------------------------------------------------------------------------------
Duane L. Burnham                         0          $      0      676,670 / 405,000     $16,084,800 / $4,730,700
---------------------------------------------------------------------------------------------------------------
Thomas R. Hodgson                        0                 0      390,012 / 262,000      8,776,340 /  3,091,407
---------------------------------------------------------------------------------------------------------------
Paul N. Clark                            0                 0      232,078 /  76,666       6,563,141 /   719,592
---------------------------------------------------------------------------------------------------------------
Gary P. Coughlan                         0                 0      174,660 /  76,666       4,189,778 /   719,592
---------------------------------------------------------------------------------------------------------------
John G. Kringel                          0                 0      129,068 /  76,666       2,703,992 /   719,592
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Annuity Retirement Plan

The corporation and certain subsidiaries maintain a defined benefit pension plan known as the Abbott Laboratories Annuity Retirement Plan covering most employees in the United States, age 21 or older. Pension benefits are generally based on service and eligible earnings for the 60 consecutive months within the final 120 months of employment for which eligible earnings were highest. Pension benefits are partially offset for Social Security benefits.

The following table shows the estimated annual benefits payable to employees upon normal retirement. The amounts shown are computed on a straight life annuity basis without giving effect to Social Security offsets and include supplemental benefits under a nonqualified supplemental pension plan.

--------------------------------------------------------------------------------
11

--------------------------------------------------------------------------------

Pension Plan Table

                                 Years of Service
-------------  -----------------------------------------------------
Remuneration      15         20         25         30         35
-------------  -----------------------------------------------------
$    900,000   $ 303,750  $ 405,000  $ 472,500  $ 499,500  $ 499,500
   1,100,000     371,250    495,000    577,500    610,500    610,500
   1,300,000     438,750    585,000    682,500    721,500    721,500
   1,500,000     506,250    675,000    787,500    832,500    832,500
   1,700,000     573,750    765,000    892,500    943,500    943,500
   1,900,000     641,250    855,000    997,500  1,054,500  1,054,500
   2,100,000     708,750    945,000  1,102,500  1,165,500  1,165,500
   2,300,000     776,250  1,035,000  1,207,500  1,276,500  1,276,500
   2,500,000     843,750  1,125,000  1,312,500  1,387,500  1,387,500
   2,700,000     911,250  1,215,000  1,417,500  1,498,500  1,498,500
-------------  -----------------------------------------------------

The table above covers the aggregate pension accrued under both the Annuity Retirement Plan and the supplemental pension plan. The compensation considered in determining the pensions payable to the named officers is the compensation shown in the "Salary" and "Bonus" columns of the Summary Compensation Table on page 10 and, for D. L. Burnham and T. R. Hodgson, the restricted stock awards vesting during the year ($262,500 and $157,500, respectively, for 1996). Pensions accrued under the Annuity Retirement Plan are funded through the Abbott Laboratories Annuity Retirement Trust, established on behalf of all participants in that plan. Pensions accrued under the nonqualified supplemental pension plan with present values exceeding $100,000 are funded through individual trusts established on behalf of the officers who participate in that plan. During 1996, the following amounts, less applicable tax withholdings, were deposited in such individual trusts established on behalf of the named officers: D. L. Burnham, $2,469,190; T. R. Hodgson, $2,813,898; P. N. Clark, $425,200; G. P. Coughlan,
$358,613; and J. G. Kringel, $860,538. As of December 31, 1996, the years of service credited under the Plan for the named officers were as follows: D. L. Burnham - 14; T. R. Hodgson - 24; P. N. Clark - 12; G. P. Coughlan - 6; and J.
G. Kringel - 16.

--------------------------------------------------------------------------------

Compensation of Directors

Employees of the corporation are not compensated for serving on the board or on board committees. Non-employee directors are compensated under the Abbott Laboratories Non-Employee Directors' Fee Plan in the amounts of $4,167 for each month of service as director and $667 for each month of service as chairman of a board committee ($1,600 for each month of service as chairman of the executive committee).

Fees earned under this Plan are paid in cash to the director, paid in the form of non-qualified stock options, or deferred (as a non-funded obligation of the corporation or paid into a secular trust established by the director) until payments commence (generally at age 65 or upon retirement from the board of directors). If the fees are deferred, the director may elect to have the fees credited to a stock equivalent account under which the fees accrue the same return they would have earned if invested in common shares of the corporation. Interest is accrued annually on deferred fees not credited to a stock equivalent account.

If a non-employee director elects to receive any or all of his or her directors' fees in the form of non-qualified stock options, the fees covered by that election are converted into stock options based on an independent appraisal of the value of the options. The options are granted on the date the corresponding fees would otherwise be paid and at a purchase price equal to the fair market value of the shares covered by the option on the grant date. Each such option is fully exercisable after six months from the grant date and may be exercised during the ten year period following its grant date.

Under the Plan, the corporation may grant a director who retires from the board a retirement benefit, and such benefit will be payable to the surviving spouse of any director who dies while serving as a director. The retirement benefit consists of payment of an amount equal to the monthly director's fee in effect on the date the director retires (or, for a director who dies, the fee in effect on the date of death) for a period equal to his or her service on the board to a maximum of 120 months. In return for the retirement benefit, the director agrees to provide consulting services to the board.

Under the Abbott Laboratories 1996 Incentive Stock Program, each non-employee director who is elected to the board of directors at the annual shareholder meeting receives a restricted stock award with a fair market value on the date of the award closest to, but not exceeding, twenty-two thousand dollars. In 1996, this was 537 shares. The shares are nontransferable prior to termination, retirement from the board, death, or a change in control of the corporation. The non-employee directors are entitled to vote the shares and receive all dividends paid on the shares.

In 1996, K. F. Austen, a non-employee director, performed services for the corporation pursuant to a consulting agreement in the areas of research and development, new technology and immunopharmacology. The consulting agreement, which expires on March 31, 1998, provides that the fees he earns under the agreement may receive the same treatment as fees earned under the Abbott Laboratories Non-Employee Directors' Fee Plan. In 1996, Dr. Austen received $50,000 for his consulting services.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Performance Graph

The following graph compares the change in the corporation's cumulative total shareholder return on its common shares with the Standard and Poor's 500 Stock Index and the Standard and Poor's Healthcare Composite Index.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                      ABBOTT LABORATORIES
1991                                                                                                      $100
1992                                                                                                     89.86
1993                                                                                                     89.80
1994                                                                                                    101.42
1995                                                                                                    132.17
1996                                                                                                    164.56
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
ASSUMING $100 INVESTED ON 12/31/91 WITH DIVIDENDS REINVESTED

                                                                                      S&P HEALTH CARE COMPOSITE         S&P 500
1991                                                                                                             $100        $100
1992                                                                                                            83.71      107.62
1993                                                                                                            76.67      118.46
1994                                                                                                            86.73      120.03
1995                                                                                                           136.90      165.13
1996                                                                                                           165.31      203.05
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
ASSUMING $100 INVESTED ON 12/31/91 WITH DIVIDENDS REINVESTED

--------------------------------------------------------------------------------

Security Ownership of Executive Officers and Directors

The table below reflects the numbers of common shares beneficially owned by the directors, named officers, and all directors and executive officers of the corporation as a group as of January 31, 1997. It also reflects the number of equivalent stock units held by non-employee directors under the Abbott Laboratories Non-Employee Directors' Fee Plan described on page 12 and by K. F. Austen under the consulting agreement described on page 12.

---------------------------------------------------------------------
                                   SHARES BENEFICIALLY
                                    OWNED, EXCLUDING       EQUIVALENT
NAME                                 OPTIONS (1)(2)       STOCK UNITS
---------------------------------------------------------------------
K. Frank Austen, M.D.                     10,874               7,077
---------------------------------------------------------------------
Duane L. Burnham                         404,337                   0
---------------------------------------------------------------------
Paul N. Clark                             94,759                   0
---------------------------------------------------------------------
Gary P. Coughlan                          70,688                   0
---------------------------------------------------------------------
H. Laurance Fuller                        14,942              16,055
---------------------------------------------------------------------
Thomas R. Hodgson                        425,565                   0
---------------------------------------------------------------------
Allen F. Jacobson                          4,536               4,871
---------------------------------------------------------------------
David A. Jones                           147,938              42,142
---------------------------------------------------------------


---------------------------------------------------------------------
                                   SHARES BENEFICIALLY
                                    OWNED, EXCLUDING       EQUIVALENT
NAME                                 OPTIONS (1)(2)       STOCK UNITS
---------------------------------------------------------------------
John G. Kringel                          123,700                   0
---------------------------------------------------------------------
The Lord Owen CH                           1,523                   0
---------------------------------------------------------------------
Boone Powell, Jr.                         11,624              25,616
---------------------------------------------------------------------
Addison Barry Rand                         5,030                   0
---------------------------------------------------------------------
W. Ann Reynolds, Ph.D.                    12,055              26,068
---------------------------------------------------------------------
William D. Smithburg                      20,291              39,870
---------------------------------------------------------------------
John R. Walter                             7,874              11,838
---------------------------------------------------------------------
William L. Weiss                          22,874               4,638
---------------------------------------------------------------------
All directors and executive
officers as a group (3)(4)             2,139,690             178,175
---------------------------------------------------------------

TABLE FOOTNOTES

(1) The table excludes unexercised option shares which are exercisable within 60 days after January 31, 1997 as follows: D. L. Burnham, 746,670; P. N. Clark, 248,745; G. P. Coughlan, 191,327; H. L. Fuller, 758; A. F. Jacobson, 758; T.
    R. Hodgson, 434,012; J. G. Kringel, 145,735; W. A. Reynolds, 879; W. D.
    Smithburg, 879; J. R. Walter, 879; W. L. Weiss, 879 and all directors and executive officers as a group 2,933,811.

(2) The table includes the shares held in the named officers' accounts in the Abbott Laboratories Stock Retirement Trust as follows: D. L. Burnham, 5,575;
    P. N. Clark, 3,862; G. P. Coughlan, 4,184; T. R. Hodgson, 27,175; J. G.
    Kringel, 11,784 and all executive officers as a group, 197,823. Each officer has shared voting power and sole investment power with respect to the shares held in his account.

(3) G. P. Coughlan is a fiduciary of several employee benefit trusts maintained by the corporation. As such, he has shared voting and/ or investment power with respect to the common shares held by those trusts. The table does not include the shares held by the trusts. As of January 31, 1997, these trusts owned a total of 60,632,876 (7.8%) of the outstanding shares of the corporation.

(4) Excluding G. P. Coughlan's shared voting and/or investment power over the shares held by the trusts described in footnote 3, the directors and executive officers as a group together own beneficially less than one percent of the outstanding shares of the corporation.

--------------------------------------------------------------------------------
13

---------------------------------------------------------------

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

As required under the Securities Exchange Act of 1934, the corporation notes that a report for W. L. Weiss, a director of the corporation, covering a purchase of common shares of the corporation by a family trust was filed late.

--------------------------------------------------

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
(ITEM NO. 2 ON PROXY CARD)

The bylaws of the corporation provide that, upon the recommendation of the audit committee, the board of directors shall appoint annually a firm of independent public accountants to serve as auditors, and that such appointment shall be submitted for ratification by the shareholders at the Annual Meeting. The board has appointed Arthur Andersen LLP to act as auditors for the current year. This firm has served as auditors of the corporation since 1963. The board of directors recommends a vote FOR ratification of the selection of Arthur Andersen LLP as independent public accountants for 1997.

Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

--------------------------------------------------

DATE FOR RECEIPT OF 1998 SHAREHOLDER
PROPOSALS

Shareholder proposals for presentation at the 1998 Annual Meeting must be received by the corporation no later than November 12, 1997 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 1998 meeting.

--------------------------------------------------

PROCEDURE FOR RECOMMENDATION AND
NOMINATION OF DIRECTORS AND TRANSACTION OF
BUSINESS AT ANNUAL MEETINGS

A shareholder may recommend persons as potential nominees for director by submitting the names of such persons in writing to the chairman of the nominations and board affairs committee or the secretary of the corporation. Recommendations should be accompanied by a statement of qualifications and confirmation of the person's willingness to serve.

A shareholder may directly nominate persons for director only by complying with the following procedure: the shareholder must submit the names of such persons in writing to the secretary of the corporation not earlier than the October 1 nor later than the February 15 prior to the date of the Annual Meeting. The nominations must be accompanied by a statement setting forth the name, age, business address, residence address, principal occupation, qualifications, and number of shares of the corporation owned by the nominee and the name, record address, and number of shares of the corporation owned by the shareholder making the nomination.

A shareholder may properly bring business before the Annual Meeting of Shareholders only by complying with the following procedure: the shareholder must submit to the secretary of the corporation, not earlier than the October 1 nor later than the February 15 prior to the date of the Annual Meeting, a written statement describing the business to be discussed, the reasons for conducting such business at the Annual Meeting, the name, record address, and number of shares of the corporation owned by the shareholder making the submission, and a description of any material interest of the shareholder in such business.

--------------------------------------------------------------------------------

GENERAL

It is important that proxies be returned promptly. Shareholders are urged, regardless of the number of shares owned, to sign and return their proxy card in the enclosed business reply envelope.

The Annual Meeting will be held at the corporation's headquarters, 100 Abbott Park Road, located at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. Admission to the meeting will be by admission card only. A shareholder planning to attend the meeting should promptly complete and return the reservation form to assure timely receipt of an admission card.

                                         By order of the board of directors.

                                         JOSE M. DE LASA
                                         SECRETARY

--------------------------------------------------------------------------------

   [LOGO]
ABBOTT LABORATORIES
100 ABBOTT PARK ROAD
ABBOTT PARK, ILLINOIS 60064-3500 U.S.A.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
AND PROXY STATEMENT

MEETING DATE
APRIL 25, 1997

 YOUR VOTE IS IMPORTANT!
 Please sign and promptly return your
 proxy in the enclosed envelope.

  RESERVATION FORM FOR ANNUAL MEETING
  I am a shareholder of Abbott Laboratories and plan to attend the Annual Meeting to be held at the corporation's headquarters, 100 Abbott
  Park Road, located at the intersection of Route 137 and Waukegan Road, Lake County,
  Illinois at 9:00  a.m. on  Friday, April  25,
  1997.
  Please send me an admission card.
  Name _________________________________________________________________________
                                   Please Print
  Address ______________________________________________________________________
  City __________________________ State ____ Zip Code __________________________
  Area code and phone number ___________________________________________________
  Please complete and return this form in the business reply envelope provided, if you plan to attend the meeting. If you hold your Abbott shares through a broker, it is suggested that you return this form directly to the corporation (rather than through your broker) to ensure timely receipt of an admission card.

                                      PROXY

                               ABBOTT LABORATORIES
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned, revoking previous proxies, acknowledges receipt of the Notice and Proxy Statement dated March 11, 1997 in connection with the Annual Meeting of Shareholders of Abbott Laboratories to be held at 9:00 a.m. on April 25, 1997 at the corporation's headquarters, and hereby appoints DUANE L. BURNHAM and JOSE M. DE LASA, or either of them, proxy for the undersigned, with power of substitution, to represent and vote all shares of the undersigned upon all matters properly coming before the Annual Meeting or any adjournments thereof.

INSTRUCTIONS: THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.


                (IMPORTANT - PLEASE SIGN AND DATE ON OTHER SIDE.)

                   PLEASE COMPLETE AND RETURN THE CARD BELOW.


                    /x/ Please mark votes as in this example.

       The Board of Directors recommends that you vote FOR Items 1 and 2.

1.   Election of 12 Directors.
NOMINEES: K.F. Austen, D.L. Burnham, H.L. Fuller, T.R. Hodgson, D.A. Jones, D.A.L. Owen, B. Powell, Jr., A.B. Rand, W.A. Reynolds, W.D. Smithburg, J.R. Walter, and W.L. Weiss.

          FOR                                     WITHHELD
          / /                                       / /

FOR except vote withheld from the following nominees:


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2.   Ratification of Arthur Andersen LLP as auditors.

          FOR                 AGAINST             ABSTAIN
          / /                   / /                 / /



                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

Each joint tenant should sign; executors, administrators, trustees, etc. should give full title and, where more than one is named, a majority should sign.

PLEASE READ OTHER SIDE BEFORE SIGNING.


Signature                                         Date:
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Signature                                         Date:
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